UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
518 17th Street, Suite 1200
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Thursday, April 27, 2006

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders of Dividend Capital Realty Income Allocation Fund (the “Fund”) will be held at the offices of the Fund, 518 17th Street, Suite 1200, Denver, Colorado 80202, on Thursday, April 27, 2006 at 3:00 P.M., local time, to consider and vote on the following matters:

1.                Election of the Fund’s Class I Trustee for a three-year term and until his successor has been duly elected and qualified, and election of one Class II Trustee to hold office until the next annual meeting of shareholders and until his successor has been duly elected and qualified;

2.                Approval of a new investment advisory agreement between the Fund and Dividend Capital Investments LLC; and

3.                Transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

March 3, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of Common Shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope after reading the accompanying proxy statement.

By Order of the Board of Trustees

Derek Mullins Secretary

March 15, 2006

IMPORTANT. Shareholders are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

518 17th Street, Suite 1200
Denver, Colorado 80202

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Trustees (the “Board of Trustees” or the “Board”) of Dividend Capital Realty Income Allocation Fund (the “Fund”) in connection with the annual meeting of shareholders (the “Meeting”) to be held at 518 17th Street, Suite 1200, Denver, Colorado 80202, on Thursday, April 27, 2006 at 3:00 P.M., local time.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s common shares (“Common Shares”) will be voted “FOR” Proposal 1 and Proposal 2. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 518 17th Street, Suite 1200, Denver, Colorado 80202). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to shareholders on or about March 20, 2006.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Fund’s Common Shares are the only outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on March 3, 2006, and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of March 3, 2006, 13,724,263 Common Shares were outstanding and entitled to be voted.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended September 30, 2005, and more recent reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-324-7348 or write to Dividend Capital Realty Income Allocation Fund, Attn: Derek Mullins, 518 17th Street, Suite 1200, Denver, Colorado 80202.

PROPOSAL 1:
ELECTION OF THE CLASS I TRUSTEE AND ONE CLASS II TRUSTEE

The Fund’s Amended and Restated Agreement and Declaration of Trust provides the Board of Trustees to be elected by holder’s of the Fund’s Common Shares will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires.

At the Meeting, two Trustees are to be elected. The Class I Trustee will serve for a three-year term and until his successor has been duly elected and qualified. At its February 21, 2006 meeting, the Board of Trustees adopted resolutions increasing the authorized membership on the Board to five trustees by adding a Class II Trustee seat. For purposes of filling the vacancy created by the expansion of Board seats, shareholders will vote for a Class II Trustee, who will serve until the next annual meeting of shareholders and until his successor has been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the two nominees named below. The Board of Trustees, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), upon the recommendation of the Fund’s Nominating Committee which is comprised solely of Trustees who are not “interested persons” of the Fund (“Independent Trustees”), has nominated Thomas H. Mack to serve as the Class I Trustee for a three-year term and until his successor has been duly elected and qualified. In addition, the Board of Trustees, including the Trustees who are Independent Trustees, upon the recommendation of the Fund’s Nominating Committee has nominated J. Gibson Watson, III to serve as a Class II Trustee until the next annual meeting of shareholders and until his successor has been duly elected and qualified. Mr. Watson was identified by the Independent Trustees and the Adviser for consideration by the Nominating Committee.

The names of the Fund’s nominees for election as Class I and Class II Trustees, and each other Trustee of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the table below.

Trustees

Name, Address,* Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee**	Other Directorships/ Trusteeships held by Trustee or Nominee for Trustee
Class I Trustee (Current Trustee and Nominee for a Term Expiring at the Annual Meeting to be held in 2009)
Independent Trustee
Thomas H. Mack Trustee/Nominee Age: 64	Since 1/24/05	Thomas H. Mack & Co., Inc., President (since 01/1991)	1	Greenwald & Associates, Director (since 01/2002)
Class II Trustees (Current Trustees and Nominee for a Term Expiring at the Annual Meeting to be held in 2007)
J. Gibson Watson, III, Nominee Age: 51		Prima Capital Holding, Inc., President and Chief Executive Officer and Director (since 01/2000)	1	None
Independent Trustee
John Mezger Trustee Age: 52	Since 8/17/05	WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	1	None

Class III Trustees (Term Expiring at the Annual Meeting to be held in 2008)
Interested Trustee***
Thomas I. Florence Trustee and President Age: 43	Since 1/24/05	Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 12/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 6/2003); ForestView Consulting Group LLC, President (since 01/2003); formerly, Morningstar Inc., Managing Director (03/2000 to 12/2002); and Pilgrim Baxter & Associates, Managing Director (01/1997 to 03/2000)	1	None
Independent Trustee
Jonathan F. Zeschin Trustee and Chairman of the Board Age: 53	Since 1/24/05	President, Essential Advisers, Inc. (since 06/2000); and Managing Partner, JZ Partners LLC (since 08/1998)	1	ICON Funds (17 funds), Trustee (since 11/2002)

*                     The address for each of the Trustees and Nominees is: 518 17th Street, Suite 1200, Denver, CO 80202.

**               “Fund Complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.

***         Mr. Florence is deemed to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), because of his affiliation with the Fund’s adviser, Dividend Capital Investments LLC.

Each nominee has consented to being named in this Proxy Statement and has indicated their intention to serve if elected. The Board of Trustees knows of no reason why any of these nominees will be unable to serve. Should any nominee for Trustee withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person or persons as the Independent Trustees may designate.

Required Vote

The approval of the election of each of the Class I and Class II Trustees to the Board requires a plurality of the votes cast at the Meeting.

Please also see the information contained below under the heading “Further Information Regarding Trustees and Officers.”

The Fund’s Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the nominee for Class I Trustee of the Fund’s Board of Trustees and the nominee for Class II Trustee of the Fund’s Board of Trustees. Unmarked proxies will be so voted.

PROPOSAL 2:
APPROVAL OF THE NEW ADVISORY AGREEMENT

The Board of Trustees is proposing that shareholders approve a new investment advisory agreement (the “New Advisory Agreement”) to be entered into between the Fund and Dividend Capital Investments LLC (the “Adviser”). As described below, the New Advisory Agreement is identical to the current investment advisory agreement with the Adviser, dated February 9, 2005 (the “Current Advisory Agreement”), except for technical amendments arising from changes in the date of its execution, effectiveness and term.

The New Advisory Agreement is being proposed to shareholders because the Adviser proposes to undergo a change in ownership structure (the “Transaction”). Under the 1940 Act, the Transaction may result in the “assignment” of the Current Advisory Agreement, which would cause its automatic termination. In order for the Fund to enter into the New Advisory Agreement, upon termination of the Current Advisory Agreement, shareholder approval is required. If the Transaction does not occur, the automatic termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into, even if it has been approved by the Fund’s shareholders.

This proposal sets forth information about the Adviser and the Transaction, a summary of the Current and New Advisory Agreements, and a discussion of the factors considered by the Board of Trustees when it approved the New Advisory Agreement.

Change in Ownership Structure of the Adviser

The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission and is located at 518 17th Street, Suite 1200, Denver, Colorado, 80202. Currently, DCI Group LLC (“DCI Group”) owns 72.5% of the Adviser and Forum Partners Investment Management LLC (“Forum Partners”) owns 27.5% of the Adviser.

DCI Group is located at 518 17th Street, 17th Floor, Denver, Colorado, 80202 and is owned by DCI Group Investors LLC (“DCIG Investors”) and certain limited liability companies under the control of principals and partners of Dividend Capital Group LLC (“DCG”) or their affiliates (collectively, “DCG Affiliates”). DCG Affiliates own 88.5% of DCI Group and DCIG Investors owns 11.5% of DCI Group. DCG is a fully integrated real estate investment management company whose principals and employees have over 150 years of combined experience in the real estate investment management business, including extensive experience directly investing in and owning properties as well as managing public REITs and portfolios of real estate securities. As of December 31, 2005, DCG and its affiliates had over $2.3 billion of real estate-related assets under management. DCG is located at 518 17th Street, 17th Floor, Denver, Colorado, 80202.

DCIG Investors is a Colorado limited liability company that was formed for the purpose of providing capital to DCI Group. DCIG Investors is located at 518 17th Street, 17th Floor, Denver, Colorado, 80202.

One of the principals of Forum Partners is Russell C. Platt, the Adviser’s former chief investment officer and the Fund’s former portfolio manager.

Pursuant to the terms of the Transaction, the Adviser will redeem all of Forum Partners’ interest in the Adviser and DCG Affiliates will make concurrent contributions to the Adviser. Upon consummation of the Transaction, DCG Affiliates will directly own 27.5% of the Adviser and DCI Group will continue to directly own the remaining 72.5% of the Adviser. The change in ownership structure of the Adviser may constitute an “assignment” under the 1940 Act, which would result in the automatic termination of the Current Advisory Agreement. Accordingly, the New Advisory Agreement is being proposed for approval by the Fund’s shareholders.

In the Adviser’s opinion, the Transaction would not result in any reduction in the quality of services that the Adviser provides to the Fund or have any adverse impact on the Fund. Following the resignation of Mr. Platt, effective March 6, 2006, the Fund has continued to be managed under a team structure. The team has been expanded by the addition of Dr. Glenn Mueller, who serves as the Adviser’s Real Estate Investment Strategist. Further, Mr. Amitabh Godha and Mr. Charles Song, who have served as assistant portfolio managers for the Fund since its inception, have continued their duties in managing the Fund’s assets. As portfolio managers and members of the Adviser’s Investment Committee, Messrs. Godha and Song have responsibility for the day-to-day management of the Fund’s portfolio. Dr. Mueller leads the Investment Committee and assists in the development and implementation of overall portfolio strategy and top down asset allocation decisions. Messrs. Godha and Song assist in the development and implementation of overall portfolio strategy, provide top down asset allocation decisions and have responsibility for specific sectors and asset classes. Biographical information regarding Messrs. Godha and Song and Dr. Mueller is set forth in Exhibit A.

The Trustees have been advised that, in connection with carrying out the Transaction, the Adviser intends to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

First, for a period of three years after the Transaction, at least 75% of the Trustees must be persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Fund intends to comply with this 75% requirement with respect to the Trustees for the three year period following the Transaction.

The second condition of Section 15(f) is that, for a period of two years following the Transaction, there must not be imposed on the Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An “unfair burden” would include any arrangement whereby an adviser, or any interested person of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund). In this regard, the Trustees noted that no special compensation arrangements were contemplated in connection with the Transaction.

Principal Executive Officers of the Adviser

The names and principal occupations of the principal executive officers of the Adviser are provided below:

Name and Address*	Position with Adviser	Principal Occupation(s)
Thomas I. Florence	Principal and President

Dividend Capital Realty Income Allocation Fund, Trustee and President (since 01/2005); Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 12/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 6/2003); and ForestView Consulting Group LLC, President (since 01/2003)

Phillip Perrone	Chief Compliance Officer

Dividend Capital Realty Income Allocation Fund, Chief Compliance Officer (since 01/2005); Dividend Capital Investments LLC, Chief Compliance Officer (since 01/2004); and Dividend Capital Securities LLC, Chief Compliance Officer (since 01/2004)

Jeffrey Taylor	Vice President and Secretary

Dividend Capital Realty Income Allocation Fund, Vice President (since 01/2005); and Dividend Capital Investments LLC, Chief Operating Officer (since 12/2005) and Vice President of Business Services (2/2004—12/2005)

*                    The address for each of the principal executive officers is: 518 17th Street, Suite 1200, Denver, CO 80202.

Principal executive officers and other employees of the Adviser may be deemed to have a material interest in shareholders approval of the New Advisory Agreement by virtue of their employment-related compensation. In addition, Mr. Florence (who is also a Trustee and officer of the Fund) and Mr. Gaffney (who is also an officer of the Fund) may be deemed to have a material interest in shareholder approval of the New Advisory Agreement by virtue of their indirect ownership interest in the Adviser through DCG Affiliates.

Other Investment Company Clients

The Adviser also serves as investment adviser to other investment companies, including the one set forth below, which has an investment objective substantially similar to the Fund (i.e., primary investment objective of current income with a secondary investment objective of capital appreciation).

Name of Fund	Advisory Fee Rate	Approximate Assets (in millions) as of 12/31/2005
Dividend Capital Realty Income Fund	Annual rate of 1.00% of the average daily net assets	$40

With respect to Dividend Capital Realty Income Fund, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the fund’s Class A, Class B , Class C and Class I shares is limited to 1.80%, 2.55%, 2.55% and 1.55%, respectively, for the first three years following commencement of the fund’s operations (December 18, 2003). This fee waiver is subject to recoupment by the Adviser within three years.

The Current Advisory Agreement and the New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit B. The description below is a summary.

The Board of Trustees unanimously approved the New Advisory Agreement at an in-person meeting held on February 21, 2006, subject to approval by the Fund’s shareholders. On January 24, 2005, the Current Advisory Agreement was unanimously approved by the Board and was subsequently approved by the Adviser as the Fund’s sole initial shareholder prior to the Fund’s initial public offering. The Current Advisory Agreement and the New Advisory Agreement are identical except for technical amendments arising from changes in the date of its execution, effectiveness, and term. The New Advisory Agreement will take effect immediately after it is approved by shareholders of the Fund and the Transaction is consummated. The New Advisory Agreement will have an initial two-year term and can be renewed for successive 12-month periods, subject to annual approval in conformity with the 1940 Act  (i.e., approval by the Board of Trustees or a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person of a majority of Independent Trustees). It can also be terminated, without penalty, by the Board or a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) upon 60 days’ written notice, or by the Adviser upon 90 days’ written notice.

Under the terms of the Current Advisory Agreement and the New Advisory Agreement, the Adviser is paid a monthly fee, which accrues daily at an annual rate equal to 0.85% of the Fund’s average daily total assets (including the net asset value of Common Shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage (the “Managed Assets”). In exchange, the Adviser provides an investment program for the Fund, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the Fund’s investment objectives and policies, subject to the general supervision of the Board of Trustees.

The Current Advisory Agreement and the New Advisory Agreement authorize the Adviser to select brokers and dealers to effect all portfolio transactions for the Fund and direct the Adviser to use its best efforts to obtain for the Fund the most favorable overall terms and best execution when placing any orders for the purchase or sale of investments for the Fund. Subject to policies and procedures approved by the Board and the requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), the Adviser may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided.

The Current Advisory Agreement and the New Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its advisory services to the Fund. The Fund bears all expenses incurred in the Fund’s operations and the offering of securities. Expenses borne by the Fund include, among others: brokerage and other expenses of executing portfolio transactions; legal and audit expenses; borrowing expenses; taxes; governmental fees; fees of custodians, transfer agents, registrars or other agents; expenses of registering and qualifying Fund shares for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of preparing, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the Fund’s shareholders; costs of stationery; and costs of shareholders and other meetings of the Fund.

The Current Advisory Agreement and the New Advisory Agreement provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective agreement.

Administration Agreement

The Adviser serves as the Fund’s administrator. Pursuant to an administration agreement, dated as of February 9, 2005 (the “Administration Agreement”), the Adviser is responsible for managing the general business affairs of the Fund and performs, or causes to be performed, certain administrative and accounting  functions for the Fund. In exchange, the Adviser is entitled to receive a monthly fee, which is accrued daily at the annual rate of 0.10% of the Fund’s average daily Managed Assets. The change in ownership structure of the Adviser will not terminate or otherwise impact the term of the Administration Agreement. The Adviser will continue to provide services to the Fund in accordance with the Administration Agreement if the New Advisory Agreement is approved. Shareholders of the Fund are not being asked to approve the Administration Agreement.

Compensation

For the period from February 24, 2005 (inception of investment operatons) to September 30, 2005 (the Fund’s fiscal year end), the Adviser received from the Fund: (i) $1,250,613 in fees for its advisory services performed under the Current Advisory Agreement; and (ii) $147,131 in fees for its services performed under the Administration Agreement.

The Trustees’ Considerations and Recommendations

On February 21, 2006, the Board of Trustees held an in-person meeting, at which it reviewed the Transaction and considered the New Advisory Agreement. At the meeting, the Board reviewed the materials provided by the Adviser and counsel to the Fund and the Independent Trustees, which included, among other things, fee and expense comparisons of funds with investment objectives and policies similar to those of the Fund, and memoranda outlining the legal duties of the Board.

The Board also discussed the Transaction with representatives of the Adviser. Representatives of the Adviser explained the structure of the Transaction and noted that the Transaction would not, in the view of the Adviser, result in any reduction in the quality of services that the Adviser provides to the Fund or have any adverse impact on the Fund or on the financial and professional resources of the Adviser. Specifically, the Fund has been and will continue to be managed under a team structure. Dr. Glenn Mueller, who serves as the Adviser’s Real Estate Investment Strategist, has joined the team. Further, Messrs. Godha and Song, who have served as assistant portfolio managers for the Fund since its inception, would continue their duties in managing the Fund’s assets following the Transaction. Representatives of the Adviser noted that Messrs. Godha and Song, along with Dr. Mueller, comprise the Adviser’s Investment Committee which is charged with the overall management of the Fund’s portfolio. Representatives of the Adviser confirmed that the Investment Committee is committed to the same investment approach previously provided by the Adviser and will continue providing the same investment approach following the Transaction.

In approving the New Advisory Agreement and determining to submit the New Advisory Agreement to shareholders for approval, the Trustees considered several factors discussed below. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

(i)  The nature, extent and quality of services to be provided by the Adviser. The Trustees reviewed the services that the Adviser would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund. The Trustees received information concerning the investment philosophy and investment process to be applied by the Adviser in managing the Fund. In this regard, the Trustees considered the Adviser’s in-house research capabilities as well as other resources available to the Adviser’s personnel. The Trustees also discussed with officers and portfolio managers of the Fund the investment strategy of the Fund and the type of transactions that would be made on behalf of the Fund. Additionally, the Trustees considered the level of experience in the real estate industry and the background of the Adviser’s Investment Committee. The Trustees considered the representations made by the Adviser regarding the impact of the Transaction on the Adviser’s professional and financial resources. On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

(ii)  Investment performance of the Fund and the Adviser. The Trustees considered the performance of the Fund since commencement of operations and reviewed performance comparisons with other closed-end real estate funds in its peer group. The Trustees reviewed yield, NAV total return, market price total return and other peer group comparisons. The Fund produced favorable income yield for investors, consistent with the Fund’s primary investment objective, yet lagged the peer group in NAV total return and market price total return. However, given the Fund’s limited performance record, the Board placed limited significance on this factor.

(iii)  Consideration of advisory fee; Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Trustees considered the level of advisory fees paid by the Fund and profitability of the Adviser. Under the New Advisory Agreement, the Fund would pay the Adviser a monthly investment advisory fee, which is accrued daily at the annual rate of 0.85% of the Fund’s average daily Managed Assets. As part of their analysis, the Trustees considered fee and expense estimates compiled by the Adviser, and noted that this fee rate is the same as is in place under the Current Advisory Agreement. In reviewing the proposed investment advisory fee, the Trustees considered fees paid by other closed-end real estate oriented funds of comparable investment objective, noting that the advisory fee proposed to be received by the Adviser was within the range of advisory fees charged to the peer group presented to the Board. The Board also considered the financial results and profitability of the Adviser under the Current Advisory Agreement, including a discussion of the methodology used by the Adviser for calculating profitability. The Board concluded that the fee to be charged under the New Advisory Agreement is fair and reasonable in light of the services provided by the Adviser and that the Adviser’s profitability is not excessive.

(iv)  The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Trustees considered that the advisory fee and overall expense ratio were consistent with those of comparable funds, but noted that as a closed-end fund, it was not likely the Fund would grow significantly in a manner that would result in the Fund realizing economies of scale. Further, the Board noted that the Fund is still operating in a start-up phase and that the Adviser has made reasonable efforts to limit the Fund’s expenses during this period.

(v)  Fall-out benefits. The Trustees also considered certain “fall-out” benefits received by the Adviser, including research provided to the Adviser in connection with portfolio transactions effected on behalf of the Fund (i.e., soft dollar arrangements), the ability of the Adviser to aggregate securities transactions with those of its other advisory clients and reputational benefits to the Adviser. The Board also considered that the Adviser is compensated under the Administration Agreement for administrative services provided to the Fund. The Board concluded that similar benefits to be received by the Adviser under the New Advisory Agreement, as well as the benefits to the Adviser of serving as the Fund’s administrator, were fair and reasonable in light of the services provided by the Adviser.

Based on these considerations, the Board of Trustees, including by a separate vote of the Independent Trustees, unanimously approved the New Advisory Agreement and unanimously voted to recommend the New Advisory Agreement to shareholders for approval.

In the event that the New Advisory Agreement is not approved by shareholders, the Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the Fund. If the New Advisory Agreement is approved by shareholders but the Transaction does not occur, the automatic termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into by the Fund.

Required Vote

The approval of the New Advisory Agreement requires the affirmative vote of a majority of the Fund’s outstanding Common Shares, which, for these purposes, means the vote (i) of 67% or more of the Common Shares present at the Meeting, if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (ii) of more than 50% of the outstanding Common Shares, whichever is less.

The Fund’s Board of Trustees, including the Independent Trustees, recommends that shareholders vote “For” approval of the New Advisory Agreement under Proposal 2. Unmarked proxies will be so voted.

FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS

Executive Officers of the Fund

The following information relates to the executive officers of the Fund who are not also Trustees of the Fund.

Name, Age, Address* and Position with the Fund	Length of Time Served**	Principal Occupation(s) During Past Five Years
Francis Gaffney, Treasurer Age: 48	Since 1/24/2005	Dividend Capital Securities LLC, Senior Vice President and Director of Operations (since 02/2004); formerly, Founders Asset Management LLC, Senior Vice President of Operations (08/1998-12/2003).
Phillip Perrone, Chief Compliance Officer Age: 48	Since 1/24/2005

Dividend Capital Investments LLC, Chief Compliance Officer (since 01/2004); Dividend Capital Securities LLC, Chief Compliance Officer (since 01/2004); formerly, Oppenheimer Funds, Inc., Compliance Manager (02/1999-01/2004) and Senior Internal Auditor (11/1997-02/1999).

Jeffrey Taylor, Vice President Age: 33	Since 1/24/2005

Dividend Capital Investments LLC, Chief Operating Officer (since 12/2005); formerly, Dividend Capital Investments LLC, Vice President of Business Services (02/2004-12/2005); INVESCO Inc., Product Manager (07/2003-01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999-06/2003).

Derek Mullins, Secretary and Assistant Treasurer Age: 32	Since 1/24/2005

Dividend Capital Investments LLC, Manager of Fund Operations (since 11/2004); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003-10/2004) and Fund Controller (01/1999-10/2003).

Jami VonKaenel, Assistant Secretary Age: 27	Since 1/24/2005

Dividend Capital Investments LLC, Assistant Controller (since 06/2004); Dividend Capital Securities LLC, Assistant Controller (since 06/2004); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004-06/2004); and Accenture, Analyst (01/2001-01/2004).

*                    The address for each of the executive officers is: 518 17th Street, Suite 1200, Denver, CO 80202.

**             The term of each officer is indefinite at the discretion of the Board of Trustees.

Ownership of Securities

As of March 15, 2006, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appear below is based on statements furnished to the Fund by its Trustees and executive officers.

The following table sets forth the equity ownership of the Trustees in the Fund as of March 15, 2006. The code for the dollar range of equity securities owned by the Trustees is:  (a) $1 to $10,000; (b) $10,001 to $50,000; (c) $50,001 to $100,000; and (d) over $100,000.

Name of Trustee	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Thomas I. Florence	None	None
Independent Trustees
Thomas H. Mack	(c)	(c)
Jonathan F. Zeschin	(c)	(c)
John Mezger	(b)	(b)
J. Gibson Watson, III	None	None

As of March 15, 2006, none of the Independent Trustees or their immediate family members owned any shares of the Adviser, principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter.

Fund Committees

The Fund has a standing Nominating and Governance Committee, Audit Committee and Valuation Committee. The Nominating and Governance Committee and Audit Committee are composed entirely of Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”).

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund’s Advisor, principal underwriter and other principal service providers. The Nominating Committee generally meets at least once annually to identify and evaluate Trustee nominees and makes its recommendations to the Board at the time of the Board’s February meeting. The Nominating Committee also periodically reviews Independent Trustee compensation and will recommend any appropriate changes to the Board as a group. The Board of Trustees has adopted a Nominating and Corporate Governance Committee charter (“Nominating Committee Charter”), which is attached to this Proxy Statement as Exhibit C. The members of the Fund’s Nominating Committee are Jonathan Zeschin, John Mezger and Thomas H. Mack. If elected, it is anticipated that Mr. Watson will also serve on the Nominating Committee.

The Nominating Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial or legal expertise; (v) the candidate’s integrity, ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Nominating

Committee will consider potential trustee candidates recommended by Fund shareholders provided that the proposed candidates satisfy the trustee qualification requirements and shareholder submissions requirements set forth in the Fund’s Nominating Committee Charter. Other than compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. The Nominating Committee may identify prospective trustee candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 11) also contains advance notice provisions and general procedures with respect to submission of proposals, including nomination of Trustees. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the Nominating Committee Charter requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include: (i) the shareholder’s contact information; (ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board. It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Audit Committee

The Fund’s Board of Trustees has appointed an Audit Committee. The main function of the Audit Committee is to assist the Board in its oversight of the Fund’s accounting and financial reporting process and its internal controls, including assistance with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems. The Audit Committee also serves as the Fund’s qualified legal compliance committee. The members of the Audit Committee are Jonathan Zeschin, John Mezger and Thomas H. Mack. If elected, it is anticipated that Mr. Watson will also serve on the Audit Committee.

The Board of Trustees has adopted a written charter for the Fund’s Audit Committee, a copy of which is attached hereto as Exhibit D.

Valuation Committee

The Fund’s Board of Trustees has appointed a Valuation Committee and has adopted a written charter for the Fund’s Valuation Committee, a copy of which is attached hereto as Exhibit E. The Valuation Committee is established to oversee the implementation of the Fund’s pricing and valuation procedures and has the responsibility of overseeing the determination of the fair value of the Fund’s securities or other assets, in the absence of readily available market quotations. The members of the Valuation Committee are  Jonathan Zeschin, John Mezger and Thomas H. Mack. If elected, it is anticipated that Mr. Watson will also serve on the Valuation Committee.

Board and Committee Meetings in Fiscal 2005

During the Fund’s fiscal year ended September 30, 2005, the Board of Trustees held three regular meetings and two special meetings; the Audit Committee held three meetings; the Nominating Committee held one meeting; and the Valuation Committee held four meetings. Each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board of Trustees and of all Committees of the Board on which he served.

Communications with the Board of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o the Fund’s Secretary, at Dividend Capital Realty Income Allocation Fund, Attn: Derek Mullins, 518 17th Street, Suite 1200, Denver, CO 80202. The correspondence should indicate that the author is a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to members of the Nominating Committee for further distribution as deemed appropriate by such persons.

Trustee Attendance at Shareholder Meetings

The Fund has not established a policy with respect to Trustee attendance at annual meetings. It is anticipated that Mr. Florence will preside over the Meeting and Mr. Zeschin will be in attendance. It is not anticipated that other Trustees will be present. The Meeting to be held on April 27, 2006 is the first annual shareholder meeting of the Fund.

Compensation for Trustees

The following table sets forth information regarding compensation of Independent Trustees by the Fund and the fund complex of which the Fund is a part for the fiscal year ended September 30, 2005. Officers of the Fund and Interested Trustees are omitted from this table because they do not receive compensation from the Fund or the fund complex. The Independent Trustees do not receive any pension or retirement benefits from the Fund or the fund complex.  Independent Trustees of the Fund receive from the Fund an annual retainer of $16,000 and a fee of $2,000 and reimbursement of related expenses for each meeting of the Board he attends. Independent Trustees receive from the Fund a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer amount of $10,000.

Compensation Table
Fiscal Year Ended September 30, 2005

Name of Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Jonathan Zeschin	$34,267	N/A	N/A	$34,267
Thomas H. Mack	$24,933	N/A	N/A	$24,933
John Mezger	$7,934	N/A	N/A	$7,934

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers and Trustees, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, all required Section 16(a) ownership reports were filed with the exception of a Form 3 filing that was required to be filed by Russell Platt on February 24, 2005 and Form 4 filings relating to two transactions that were required to be filed by Russell Platt on February 24, 2005 and April 19, 2005, respectively. These late filings were due to an administrative error in defining the scope of the Section 16(a) reporting requirements, which has been corrected.

Information On Independent Registered Public Accountant

The Audit Committee has selected, and the Fund’s Board, including its Independent Trustees, has ratified the selection of, Deloitte and Touche LLP (“Deloitte”) as independent auditors for the Fund for the fiscal year ending September 30, 2006. It is not expected that a representative of Deloitte will be present at the Meeting and therefore shareholders will not have the opportunity to ask questions of Deloitte.

Audit Committee Report

The Audit Committee of the Board of Trustees normally meets at least twice during each full fiscal year with the Fund’s Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and Deloitte. The Audit Committee also has discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by Deloitte of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining Deloitte’s independence. Finally, the Audit Committee has received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Deloitte its independence.

The members of the Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Trustees has determined that Jonathan Zeschin and Thomas Mack qualify as “audit committee financial experts,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the NYSE for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. Members of the Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2005. The members of the Audit Committee, Jonathan Zeschin, Thomas Mack and John Mezger, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees.

Audit Fees.   The aggregate fees paid to Deloitte in connection with the annual audit of the Fund for the fiscal year ended September 30, 2005 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2005	$37,000	$0	$5,913	$0

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below. Tax fees were billed in connection with tax advice related to investments.

Aggregate fees billed by Deloitte for the fiscal year ended September 30, 2005 for non-audit services provided to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, was $53,900. This fee relates to tax services in connection with the preparation of tax returns and other miscellaneous tax services.

The Audit Committee pre-approves audit and non-audit services performed for the Fund by Deloitte. The Audit Committee also pre-approves non-audit services performed by Deloitte for the Adviser and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals is presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees.   During the fiscal year ended September 30, 2005, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

The Audit Committee has considered the nature of the non-audit services rendered by Deloitte and does not consider them incompatible with Deloitte’s independence.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Common Shares of the Fund entitled to vote at the Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as Common Shares that are present.

For purposes of the election of Trustees, abstentions will not be counted as votes cast and will have no effect on Proposal 1. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on the election of Trustees will be voted “For” election of the Trustee nominees in Proposal 1.

An abstention as to approval of the New Advisory Agreement will be treated as present and will have the effect of a vote “Against” Proposal 2. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on Proposal 2 will be treated as present and will not be voted with respect to Proposal 2 and will have the effect of a vote “Against” approval of the New Advisory Agreement in Proposal 2.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. The vote required to adjourn the Meeting is a majority of all the votes cast on the matter by shareholders entitled to vote at the Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may, with respect to that proposal, adjourn the Meeting or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The vote required for shareholders to adjourn the Meeting is a majority of all the votes cast on the matter by shareholders entitled to vote at the Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Meeting and, accordingly, will not effect the outcome of the vote.

PRIVACY NOTICE

The Fund is required by federal law to provide Fund shareholders with a copy of its privacy policy annually. A copy of the Fund’s privacy policy is attached hereto as Exhibit F.

ADDITIONAL INFORMATION

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Annual Meeting and Proxy Statement will be borne one-half by the Fund and one-half by the Adviser. The Fund and the Adviser will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of the Adviser and representatives of D.F. King & Company Inc. (“D.F. King”). D.F. King has been retained to assist in the solicitation of proxies. D.F. King will be paid approximately $25,000, and will be reimbursed for its related expenses, such expenses to be borne equally by the Adviser and the Fund.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 20, 2006. As mentioned above, D.F. King has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain shareholders of the Fund may receive a call from officers and regular employees of the Adviser or representatives of D.F. King if the Fund has not yet received their vote. Authorization to permit D.F. King to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership.

To the best of the Fund’s knowledge, based upon filings made with the SEC as of February 28, 2006, no persons or group beneficially owned more than 5% of the Common Shares of the Fund.

Shareholder Proposals

The Fund holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Fund’s 2007 annual meeting of shareholders must be received by November 20, 2006, in order to be included in the Fund’s proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2007 annual meeting of shareholders without including the proposal in the Fund’s proxy statement must notify the Secretary of the Fund in writing of such proposal between December 28, 2006 and January 27, 2007. The persons named as proxies for the 2007 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by February 3, 2007. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Board of Trustees

Derek Mullins
March 15, 2006	Secretary

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Fund’s Annual Report for the fiscal year ended September 30, 2005 is available without charge upon request by writing the Fund at 518 17th Street, Suite 1200, Denver, CO 80202 or telephoning it at 1-866-324-7348.

EXHIBIT A

BIOGRAPHICAL INFORMATION FOR
THE INVESTMENT COMMITTEE MEMBERS
OF DIVIDEND CAPITAL INVESTMENTS LLC (“ADVISER”)

Amitabh Godha

Portfolio Manager, the Adviser

Portfolio Officer, Dividend Capital Realty Income Allocation Fund

Mr. Godha serves in various capacities for the real estate investment portfolios managed by the Adviser and serves on the Adviser’s Investment Committee. His primary responsibilities include conducting research on the office, industrial, self-storage and specialty finance sectors of the equity REIT universe, and managing the REIT preferred and Canadian REIT portfolios. Prior to joining the Adviser in 2003, Mr. Godha served as an independent consultant, assisting early-stage companies with capital raising and providing investment funds with merger and acquisition and leveraged buyout analyses. Mr. Godha gained direct investment experience as an associate at Cahill, Warnock & Company, a private equity fund based in Baltimore, Maryland. In 1994, Mr. Godha began his career at Lehman Brothers in New York, New York as an investment banking analyst in the Healthcare Group. Mr. Godha earned a B.A. degree in finance from Georgetown University and an MBA from The Wharton School of the University of Pennsylvania.

Glenn Mueller

Real Estate Investment Strategist, the Adviser

Portfolio Officer, Dividend Capital Realty Income Allocation Fund

Dr. Glenn Mueller has been the Real Estate Investment Strategist for the Adviser since December 2005 and serves on the Adviser’s Investment Committee. Dr. Mueller also currently holds the Loveland Commercial Endowed Chair of Real Estate and is a Director of the Everitt Real Estate Center at Colorado State University, a position he has held since January 2005. Dr. Mueller has 30 years of real estate industry experience, including 22 years of research experience that includes real estate capital markets, real estate market cycle analysis, real estate securities analysis, portfolio and diversification analysis, seniors housing analysis and both public and private market investment strategies. In addition, he has performed specific macro- and micro-economic level analyses, both nationally and internationally, of office, industrial, apartment, retail, hotel, single-family residential and senior housing sectors. Dr. Mueller is currently the co-editor of the Journal of Real Estate Portfolio Management and he has written sixty-eight articles that have appeared in various academic and industry publications including The Journal of Real Estate Research, Real Estate Finance, Institutional Real Estate Securities, Real Estate Review, The Journal of Real Estate Portfolio Management and Urban Land. Previously, Dr. Mueller was a professor at Johns Hopkins University and has held senior research positions at Legg Mason, Price Waterhouse, ABKB/LaSalle Investment Management, and Prudential Real Estate Investors. Dr. Mueller holds a Ph.D. in real estate from Georgia State University, an MBA from Babson College, and a B.S.B.A. from the University of Denver.

Charles Song

Portfolio Manager, the Adviser

Portfolio Officer, Dividend Capital Realty Income Allocation Fund

Mr. Song serves in various capacities for the real estate and fixed income portfolios managed by the Adviser and serves on the Adviser’s Investment Committee. Prior to joining the Adviser in 2003, Mr. Song was a consultant for Newbridge Capital and served as an independent adviser on merger and acquisition transactions for various investment consortiums in Asia from 2000 to 2003. Additionally, Mr. Song’s experience includes co-founding Novalis Ventures, an investment fund focused on early-stage investments

A-1

in the real estate industry, and working as an associate at Cahill, Warnock & Company, a private equity fund, from 1998 to 2000. Mr. Song began his career in the Asset Finance Group at Lehman Brothers in New York. While at Lehman Brothers, Mr. Song structured over 65 asset-backed securitizations, representing over $40 billion of new issues. He is a member of the National Association of Real Estate Investment Trusts (NAREIT), the Urban Land Institute (ULI), the Commercial Mortgage Securities Association (CMSA), and the Cornell University Real Estate Council. Mr. Song holds a B.A. degree from Cornell University.

A-2

EXHIBIT B
(Form of New Advisory Agreement)

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made this            day of                     , 2006, between Dividend Capital Realty Income Allocation Fund, a statutory trust organized under the laws of the State of Delaware (the “Fund”) and Dividend Capital Investments LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund as agreed to from time to time between the Fund and the Adviser; and

WHEREAS, the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter set forth, it is agreed to as follows:

1.     The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.     Subject to the general supervision of the Trustees of the Fund, the Adviser shall manage the investment operations of the Fund and the composition of the Fund’s holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund’s investment objectives and policies as stated in the Fund’s registration statement on Form N-2, as such may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act (the “Registration Statement”), the instructions of the Fund’s Board of Trustees and in compliance with applicable law and regulation, and subject to the following understandings:

(a)    the Adviser shall furnish an investment program for the Fund and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the assets will be invested or held uninvested as cash;

(b)   the Adviser shall use the same skill and care in the management of the Fund’s investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

(c)    the Adviser will regularly report to the Board on the investment program for the Fund, and will furnish the Board with such periodic and special reports related to the investment program as the Trustees may reasonably request;

(d)   the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Fund’s Declaration of Trust (such Declaration of Trust, as currently in effect and as amended from time to time, is herein called the “Declaration of Trust”), the Fund’s Bylaws (such Bylaws, as currently in effect and as amended from time to time, are herein called the “Bylaws”) and the Registration Statement and with the instructions and directions of the Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(e)    the Adviser shall determine the securities to be purchased, sold or lent by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker or dealer in such securities; in placing orders with brokers or dealers the

Adviser intends to seek best price and execution for purchases and sales; the Adviser shall also determine whether the Fund shall enter into repurchase or reverse repurchase agreements;

(f)    the Adviser shall maintain books and records with respect to the Fund’s securities transactions and shall render to the Fund’s Trustees such periodic and special reports as the Trustees may reasonably request; and

(g)    the investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3.     The Fund has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

(a)    The Declaration of Trust;

(b)   The Bylaws;

(c)    Certified resolutions of the Trustees of the Fund authorizing the appointment of the Adviser and approving the form of this Agreement; and

(d)   The Fund’s Notification of Registration on Form N-8A and Registration Statement as filed with the Securities and Exchange Commission (the “Commission”).

4.     The Adviser will select brokers and dealers to effect all portfolio transactions for the Fund, subject to the conditions set forth herein. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Adviser is directed at all times to seek to execute brokerage transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Fund’s Board of Trustees (“Board”), from time to time, or (ii) as described in the Registration Statement. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Adviser shall use its best efforts to obtain for the Fund the most favorable overall terms and best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(a)    Subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser or the Fund, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided, viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reasons of those actions. Subject to seeking the most favorable overall terms and best execution, the Board may cause or direct the Adviser to effect transactions in portfolio securities through brokers or dealers in a manner that will help generate resources to pay the cost of certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment.

(b)   On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and more efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in accordance with the 1940 Act and

Commission or Commission staff guidance thereunder, and in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

(c)    The Adviser may use brokers who are affiliated with the Adviser, provided that no such broker will be utilized in any transaction in which such broker acts as principal and the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

The Fund hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund that is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by such entity or person for such transaction in accordance with Rule 11a2-2(T)(a)(2)(iv).

(d)   The Adviser will periodically review the Fund’s portfolio transactions to ensure that such transactions are conducted in accordance with this Section 4.

5.     The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2(f). The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 under the 1940 Act.

6.     During the term of this Agreement, the Adviser will pay all expenses (including office space, telephone and clerical expense) incurred by it in connection with its services provided under Section 2 of this Agreement, except such expenses as are assumed by the Fund under this Agreement. The Fund will bear the expenses of its operation, except those specifically allocated to the Adviser, including, but not limited to, brokerage and other expenses of executing portfolio transactions; taxes and governmental fees; interest charges; fees and expenses of the Fund’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian, transfer agent, registrar and dividend disbursing agent of the Fund; cost of share certificates expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Fund under federal and state laws and regulations; fees and expenses associated with listing the Fund’s shares of beneficial interest on a national stock exchange; expenses of preparing, printing and filing reports (including financial reports), notices, regulatory filings, registration statements, prospectuses, statements of additional information, proxy statements, reports to shareholders and other communications distributing such information to existing shareholders; expenses of complying with Rule 38a-1 under the 1940 Act; the cost of office supplies, including stationery; compensation of its Independent Trustees (i.e., Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act); fees, salaries and expenses of legal counsel, experts, consultants or other service providers retained by the Independent Trustees; travel expenses of all officers, Trustees and employees; insurance premiums; expenses of trustees’ and shareholders’ meetings (including preparation of materials for such meetings); organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Fund may enter into a separate agreement, which shall be controlling over this contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 6 shall be the responsibility of the other party or parties to that agreement.

7.     The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly appointed or elected) as trustees, officers or employees of the Fund, including as Chief Compliance Officer of the Fund. The Fund may, as may be agreed upon from time to time between the Adviser and the Fund, pay a portion of the expense of officers or employees of the Fund supplied by the Adviser or otherwise compensate the Adviser for the services of such officers or employees.

8.     For the investment management services provided and the expenses borne pursuant to this Agreement, the Fund will pay to the Adviser as full compensation therefore a fee at an annual rate of 0.85% of the Fund’s average daily total assets (including the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage (“Managed Assets”). This investment management fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the Managed Assets of the Fund determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month. For purposes of this Agreement, the Managed Assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

9.     The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.   This Agreement will become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect for a period of two years thereafter. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

11.   The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

12.   Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Commission, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the Commission or its staff) and by the vote of a majority of the Trustees, who are not parties to such contract or agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

13.   Notices of any kind to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at: 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, Attention: Dividend Capital Investments LLC, or at such other address or to such other individual as shall be specified by the Adviser. Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be duly given if mailed or delivered to: Dividend Capital Realty Income Allocation Fund, 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, Attention: President, with a copy to the Chief Legal Officer at the same address, or at such other address or to such other individual as shall be specified by the Fund to the Adviser.

14.   It is understood that the names, “Dividend Capital Investments LLC,” “Dividend Capital” and “Dividend Capital Realty Income Allocation Fund” or any derivative thereof or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Fund has the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivatives or logos) and shall promptly amend its Declaration of Trust to change its name (if such name is included therein) and remove any Dividend Capital logos.

15.   Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or shareholders individually but bind only the estate of the Trust.

16.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

17.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or rule adopted thereunder reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the            day of                     , 2006.

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
By:
Name:
Title:
DIVIDEND CAPITAL INVESTMENTS LLC
By:
Name:
Title:

EXHIBIT C

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

Nominating and Governance Committee Charter

I.                   Committee Organization

(a)   The nominating and governance Committee (“the Committee”), a committee established by the Board of Trustees (the “Board”) of the Dividend Capital Realty Income Allocation Fund (the “Fund”), shall be comprised solely of members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940, as amended (the “Act”).

(b)   The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least two members. The Fund’s Secretary shall serve as Secretary of the Committee.

(c)   The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of Dividend Capital Investments, LLC (the “Adviser”), or others to attend Committee meetings and provide pertinent information as necessary.

II.              Duties and Responsibilities

The Committee shall:

(a)   Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. See Appendix A for relevant factors for consideration.

(b)   Identify and screen director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser, and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

(c)   Review independent trustee compensation and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Trustee compensation recommendations may take into account the size of the Fund, the demands placed on the independent trustees, the practices of other mutual fund groups, the need to attract and retain qualified independent trustees, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

(d)   Review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(e)   Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

III.         Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.

(a)   In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i)    The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii)   The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

(iii)  Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)  Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v)    The nominee may not be an executive officer, trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)  The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b)   In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i)    Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(1)          Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(ii)   The nominating shareholder or shareholder group may not qualify as an adverse holder—i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c)   Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include:

(i)    the shareholder’s contact information;

(ii)   the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii)  all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act; and

(iv)  a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’ sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

IV.           Authority and Resources

(a)   The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees.

(b)   Legal counsel to the Fund will serve as legal counsel to the Committee.

V.                Policies and Procedures

In meeting its responsibilities, the Committee shall:

(a)   Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b)   Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance.

(c)   Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

(d)   Meet at least annually, and is authorized to hold special meetings as circumstances warrant. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

(e)   Prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee may select one of its members to be the chair.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate or necessary.

Adopted:  January 24, 2005

APPENDIX A

Potential Board Member Qualification Factors

Working Background

•       Current or past membership on board of registered investment company

•       Board or executive position with money management organization

•       Board or executive position with broker-dealer organization

•       Board or executive position with any other financial, technology or marketing organization

•       Board or financial position with any other substantial publicly-held business organization

•       Accounting or legal position representing any of the above businesses

•       Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

•       Mix of skills on board

•       Mix of generations on board

•       Diversity of personal backgrounds on board

•       Education background

Personal Characteristics

•       Reputation for integrity

•       Ability to apply good business sense, with appreciation for the role of the board

•       Ability to work with other trustees as a team

•       Ability to balance critical thinking with avoidance of unnecessary confrontation

•       Sufficient stature to provide shareholder assurance of qualification

•       Ability to commit necessary time

•       Personal and financial independence from management

•       Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.

•       No person shall be qualified to be a Board member if the Committee, in consultation with counsel to the Fund, has determined that such person, if elected as a Board member, would cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

EXHIBIT D

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

Audit Committee Charter

The Audit Committee is appointed by the Board of Trustees (“Board”) to assist the Board in monitoring (i) the integrity of the financial statements of the Dividend Capital Realty Income Allocation Fund (“Fund”), (ii) the compliance by the Fund with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent auditors, and (iv) the performance of the Fund’s internal audit function and independent auditors.

I.                   Audit Committee Membership and Other Qualifications

The Audit Committee shall have at least two members, to be selected by the Board. No member of the Audit Committee shall be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), nor shall any member receive any consulting, advisory or other compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its judgment.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

Notwithstanding any designation as an audit committee financial expert, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Moreover, designation as an audit committee financial expert will not increase the duties, obligations or liabilities of the designee as compared to the duties, obligations and liabilities imposed on the designee as a member of the Audit Committee and of the Board.

II.              Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)   to oversee the accounting and financial processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)   to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)   to appoint the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors;

(d)   to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(e)   to act as a liaison between the Fund’s independent auditors and the Board;

(f)    to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors; and

(g)   to assist Board oversight of the Fund’s internal audit function (if any).

III.         Duties and Powers of the Audit Committee

The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate, given the circumstances.

1.    To carry out its purposes, the Audit Committee shall:

2.    Report activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

Approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, recommend to the Board the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, review and evaluate matters potentially affecting the independence and capabilities and independence of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

(a)    all relationships between the independent auditor and the Fund, as well as the Fund’s investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund;

(b)   any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and

(c)    the audit firm’s internal quality-control procedures;

3.     Approve prior to appointment the engagement of the independent auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser

4.     Develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent auditors to provide any of the services described in (3) above;

5.     Consider the controls applied by the independent auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

6.     Consider whether any non-audit services provided by the Fund’s independent auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the independent auditor’s independence;

7.     Review the arrangements for and scope of the annual audit and any special audits;

8.     Review and approve the fees proposed to be charged to the Fund by the independent auditors for each audit and non-audit service;

9.     Consider information and comments from the independent auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

10.   Consider information and comments from the independent auditors with respect to, and meet with the independent auditors to discuss any matters of issue relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, review the independent auditors’ opinion on the Fund’s financial statements and to discuss with management and the independent auditor the Fund’s annual audited financial statements and other periodic financial statements, including the Fund’s disclosures under “Management’s Discussion of Fund Performance”;

11.   Review with management significant judgments made in connection with the preparation of the Fund’s financial statements;

12.   Resolve disagreements between management and the auditors regarding financial reporting;

13.   Consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;

14.   Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61 (as amended by SAS No. 90) issued by the Auditing Standards Board, relating to the conduct of the audit;

15.   Review with the Fund’s principal executive officer and/or principal financial officer in connection with the required certifications on Form N-CSR and Form N-Q any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal controls over financial reporting;

16.   Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

17.   Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial controls;

18.   Discuss generally the Fund’s press releases, as well as any financial information and earnings guidance provided to analysts and ratings agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

19.   Review in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

20.   Set clear policies relating to the hiring by entities within the Fund’s investment fund complex of employees or former employees of the independent auditors; and

21.   Perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in the Fund’s Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.           Roles and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight. It is the management’s responsibility to maintain appropriate systems for accounting and internal controls over financial reporting, and it is the independent auditor’s responsibility to plan and carry out a proper audit. Management is responsible for: (i) the preparation, presentation and integrity of the Fund’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting designed to assure compliance with accounting standards and applicable law. The independent auditors are responsible for planning and carrying-out an audit consistent with applicable legal and professional standards and the terms of the engagement titles. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

The review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund, and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of the Fund whom the Audit Committee reasonably believes to be competent in the matters presented; or (ii) legal counsel, public accounts, or other persons as to matters the Audit Committee reasonably believes are within the person’s professional or expert competence.

The Audit Committee shall serve as the Fund’s qualified legal compliance committee (“QLCC”) (as that term is defined under 17 C.F.R. § 205). The duties of the QLCC are listed at Appendix B to this Charter.

V.                Operations of the Audit Committee

1.     The Audit Committee shall meet at least once annually, and is authorized to hold special meetings as circumstances warrant.

2.     The Audit Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference. The Audit Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3.     The Audit Committee shall regularly meet with representatives of management and, in separate executive session, with the Fund’s independent auditors, the Fund’s internal auditors or other personnel responsible for the Fund’s internal audit function (if any). The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the investment adviser and with entities that provide significant accounting or administrative services to the Fund.

4.     The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

5.     The Audit Committee may select one of its members to be the chair.

6.     A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.     Upon the recommendation of the Audit Committee, the Board shall adopt and approve this Charter and may amend it. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate or necessary.

8.     The Audit Committee shall evaluate its performance at least annually.

January 24, 2005.

APPENDIX A

Complaint Procedures

The Sarbanes-Oxley Act of 2002 requires that audit committees establish procedures for complaints relating to accounting, internal controls, and auditing and confidential anonymous information submitted by employees relating to “questionable accounting or auditing matters”. The following procedures are designed to comply with these requirements.

1.                 Objectives

The Complaint Procedures are designed to enable employees to raise complaints and concerns that relate to accounting, internal accounting controls or auditing matters without fearing, or being threatened with, retaliation. Each employee of the Dividend Capital Realty Income Allocation Fund (“Fund”) is encouraged and expected to report questionable Fund accounting or auditing matters.

2.                 Raising Complaints and Concerns

If an employee of the Fund has a complaint or a concern that relates to accounting, internal accounting controls or auditing matters, that employee may submit the complaint or concern—anonymously if so desired—to the attention of the Fund’s Secretary by sending, either through the use of a facsimile transmission, first class mail or express delivery, a written correspondence to the Fund’s principal executive office. Additionally, such concerns or complaints may also be sent to any member of the Audit Committee.

3.                 Receipt, Retention and Treatment of Complaints

All complaints received by the Fund regarding accounting, internal accounting controls or auditing matters will be forwarded either to the entire Audit Committee of the Board of Trustees or specifically to the Chair of the Audit Committee for response unless the Fund’s Secretary determines that the received complaint lacks merit. If the complaint is sent solely to the Chair of the Audit Committee, the Chair my individually determine the appropriate response or refer the matter to the entire Audit Committee. At the end of each fiscal quarter, the Fund’s Secretary will present to the Audit Committee a record of all concerns and complaints, including those that the Secretary determined lacked merit that the Fund received during that quarter.

The Audit Committee will evaluate each concern or complaint that it receives. If the Audit Committee does not have sufficient information to properly evaluate a concern or complaint, the Audit Committee may conduct an investigation or may delegate that duty to another person or entity. During such investigations, the Audit Committee or the delegated party may interview any individual who the Audit Committee believes has relevant information.

Upon the conclusion of any investigation to evaluate a concern or complaint, the Audit Committee will authorize any subsequent action that may be necessary or appropriate to address the concern or complaint. The Fund is empowered with executing any such necessary or appropriate remedial actions, including discharging any employees that are deemed to have engaged in improper conduct.

A copy of each complaint and the Fund’s response shall be made available to the Fund’s independent public accountants.

At the end of each fiscal quarter, the Fund’s Secretary will provide a record of all complaints and concerns, including ones that were determined to not have any merit that the Fund received during that fiscal quarter. A copy of each complaint and response thereto shall be preserved and maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year in which the complaint was received.

4.                 Confidentiality

The QLCC will strive to keep all complaints and concerns that relate to accounting, internal accounting controls or auditing matters, as well as the identities of those who submit or investigate them, as confidential as possible. As such, disclosure will be limited to only individuals who may have a business need to know.

Unless an individual knows that a concern or complaint is false and submits that concern or complaint to the Fund, the Fund and its affiliates shall not penalize or retaliate against any person or entity for:

•       reporting a complaint or concern that relates to accounting, internal accounting controls or auditing matters; or

•       cooperating in the investigation of such a complaint or concern.

Any such retaliation may result in criminal action and will warrant disciplinary action against the offending party, including termination of employment.

The Fund will include these Complaint Procedures in its employee manual, and it will distribute a copy of it to its employees on an annual basis.

APPENDIX  B

Duties and Responsibilities of the Qualified Legal Compliance Committee

The Fund’s Qualified Legal Compliance Committee (“QLCC”) shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation.

Once a reporting attorney provides to the QLCC a report that evidences a material violation by the Fund or any of its officers, Trustees, employees or agents, the QLCC must:

•       review the report and determine whether an investigation is necessary regarding such a report.

If the QLCC determines that such an investigation is necessary, the QLCC must further:

•       notify the full board of trustees;

•       initiate an investigation which may be conducted by either the Fund’s CEO, the Fund’s counsel or outside attorneys; and

•       retain such additional expert personnel as the QLCC deems necessary.

At the conclusion of any such investigation, the QLCC must:

•       recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

•       inform the Fund’s CEO and the Board of the results of any such investigation and the appropriate remedial measures to adopt.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the U.S. Securities Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

EXHIBIT E

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

Valuation Committee Charter

I.                   Purpose

The Valuation Committee is a committee of the Board of Trustees (the “Board”) of Dividend Capital Realty Income Allocation Fund (the “Fund”). The Valuation Committee is  established to oversee the implementation of the Fund’s Pricing and Valuation Procedures (the “Procedures”) and the activities of the Fund’s Pricing Committee. The Board has delegated to the Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets. The Valuation Committee shall have unrestricted access to the Fund’s Board, the independent auditors, Fund Counsel, and the executive and financial management of the Fund. The Valuation Committee may meet with such persons as needed to carry out its valuation duties.

II.              Composition

The Valuation Committee shall be composed of 3 members (each, a “Member”), each of whom shall be a Trustee or officer of the Fund or an officer or employee of Dividend Capital Investments, LLC (the “Adviser”). At least one Member must be a Trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund (a “Disinterested Trustee”). The remaining Trustees of the Fund and any officer of the Adviser designated by the Board (each, an “Alternate Member”) shall be available to serve as alternate members of the Valuation Committee in the event that a Member is unable to do so at any given time. The current Members and Alternate Members are as follows:

Current Members:

Independent Trustees of the Board
The Fund’s President, Treasurer and Vice President

Alternate Members:

The Fund’s Secretary
One or more members of the Adviser’s Investment Committee

The Board may revise the list of Members and Alternate Members at any time.

III.         Meetings

The Valuation Committee shall meet at such times as required by the Procedures and on an as-needed basis to value any securities or other assets. Reasonable notice of a meeting, as dictated by circumstances, shall be given to each Member. In the event notice cannot be delivered to, or received by, a Member, Alternate Members shall be given reasonable notice. The Valuation Committee may take action by majority vote of those present during any meeting at which a majority of Members and/or Alternate Members are present.

All Valuation Committee Meetings may be held in person or by telephone conference. The Valuation Committee may also take action via electronic mail in lieu of a meeting, provided that (i) the quorum requirements set forth above are met, (ii) each Member or Alternate Member, as applicable, receives copies of any electronic mail transmissions circulated by each other Member or Alternate Member, as applicable, relating to the proposed action(s) prior to any approval thereof, and (iii) electronic mail transmissions from each Member or Alternate Member, as applicable, participating in the email discussion

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approving the proposed action are received by the Investment Adviser/Administrator by the end of the particular Valuation Date on which the notice of the proposed action was given.

Minutes of all meetings of the Valuation Committee shall be submitted to the Board. The Valuation Committee will make available to the Board, upon request, all information considered in reaching its valuation decisions.

IV.           Powers, Responsibilities and Duties

To fulfill its responsibilities and duties, the Valuation Committee shall:

1.     Have unrestricted access to the Fund’s Board, officers, independent auditors, counsel, and such other persons as deemed necessary or advisable to perform its responsibilities hereunder.

2.     Meet on an as-needed basis to determine the fair value of the Fund’s securities or other assets, and direct the Fund’s Investment Adviser to take such action as the Valuation Committee may require.

3.     Keep minutes of each Committee meeting. When the Committee acts by electronic mail, in lieu of minutes, copies of all electronic mail submissions from each Member or Alternate Member participating in the meeting shall be kept with the Company’s records.

4.     Report to the Board any actions taken by the Valuation Committee, and make such recommendations to the Board as the Valuation Committee deems necessary or appropriate.

5.     Conduct a formal review of the Procedures, as they apply to the Valuation Committee, at least annually in light of its experience in administering the provisions of the Procedures applicable to the Valuation Committee, evolving industry practices, and any developments in applicable laws or regulations; and report to the Board at its next regularly scheduled meeting on the outcome of that review. The Board shall review and approve the Procedures on an annual basis.

6.     Review this Valuation Committee Charter annually, and recommend changes, if any, to the Board.

7.     Investigate any other matter brought to its attention within the scope of its duties.

8.     Perform any other activities consistent with and in furtherance of this Valuation Committee Charter and the Procedures, as the Valuation Committee or the Board deems necessary or appropriate.

V.                Delegation of Duties

Pursuant to the Procedures adopted by the Board of Trustees, the Valuation Committee may, on a case-by-case basis, delegate to the Adviser specific authority to determine the fair value of securities for so long as permitted in circumstances set forth therein.

Without a meeting of the Valuation Committee, the Adviser may:

1.     fair value, for any length of time, any number of securities if the aggregate change in value of all such securities in a particular portfolio prior to such fair value and afterwards would not have a material effect on that portfolio; and

2.     fair value, for a period not to exceed three business days, any security or group of securities if the aggregate change in value would have a material effect on a portfolio.

Any determinations of fair value made by the Adviser without a meeting of the Valuation Committee, as provided above, shall be submitted for approval and ratification to either the Valuation Committee or the Board at the next regularly scheduled meeting.

January 24, 2005.

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EXHIBIT F

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
PRIVACY POLICY

The Dividend Capital Realty Income Fund (the “Fund”) is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information, and why in certain cases the Fund may share this information with others.

The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, the Fund receives nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to the Adviser’s employees with a legitimate business need for the information.

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DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES for use at an Annual Meeting of Shareholders to be held at the address of the Fund, 518 17th Street, Suite 1200, on Thursday, April 27, 2006 at 3:00 P.M., local time.

The undersigned hereby appoints Derek J. Mullins and Jeffrey W. Taylor and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments and postponements thereof, all common shares of beneficial interest of Dividend Capital Realty Income Allocation Fund held of record by the undersigned on the record date for the Annual Meeting, upon the following matters and upon any other matter which may come before the Annual Meeting, in their discretion.

The attached proxy statement contains additional information about the Proposals and the Fund.  Please read it before you vote.

(Continued and to be signed and dated on the other side.)

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

518 17TH STREET, SUITE 1200, DENVER, COLORADO, 80202

This proxy is being solicited by the Board of Trustees, which recommends a vote FOR all nominees in Proposal 1 and a vote FOR approval of the New Advisory Agreement in Proposal 2 as more fully described in the proxy statement.

(1)	Election of Trustees	FOR all nominees	WITHHOLD AUTHORITY to vote	*EXCEPTIONS
		listed below ☐	for all nominees listed below ☐	☐

Nominees: Thomas H. Mack and J. Gibson Watson, III

(Instructions:  To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

(2)  Approval of the New Advisory Agreement

                                                FOR  ☐                                  AGAINST  ☐                                       ABSTAIN  ☐

Every properly signed Proxy will be voted in the manner specified above.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for Trustee in Proposal 1, “For” approval of the New Advisory Agreement in Proposal 2, and in the discretion of the Proxy holder on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Change of Address and/or Comments

Mark Here ☐

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important:  Joint owners must EACH sign.  When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

Dated	, 2006

Sign here exactly as name(s) appear(s) on left

Votes must be indicated
(X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.